TRANSAMERICA FUNDS

Transamerica Tactical Allocation

Transamerica Tactical Rotation

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Effective on or about May 1, 2015, the investment objectives and principal investment strategies of Transamerica Tactical Allocation and Transamerica Tactical Rotation (each, a “fund” and together, the “funds”), as well as each fund’s name, sub-adviser, benchmark indexes and portfolio managers, will change. The funds will also be subject to certain additional principal risks. These changes are described below.

The fund’s investment adviser, Transamerica Asset Management, Inc., will remain the same.

The Board of Trustees of the funds has approved a reorganization pursuant to which Transamerica Tactical Allocation’s assets would be acquired, and its liabilities would be assumed, by Transamerica Tactical Rotation in exchange for shares of Transamerica Tactical Rotation. Transamerica Tactical Allocation would then be liquidated, and shares of Transamerica Tactical Rotation would be distributed to shareholders of Transamerica Tactical Allocation. The reorganization is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization is expected to be sent to shareholders of Transamerica Tactical Allocation in the second quarter of 2015. The reorganization is expected to occur during the third quarter of 2015.

Effective on or about May 1, 2015, Transamerica Tactical Rotation will be renamed “Transamerica Dynamic Allocation,” Transamerica Tactical Allocation will be renamed “Transamerica Dynamic Allocation II,” and the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectuses, and Statement of Additional Information concerning each fund:

INVESTMENT OBJECTIVE:

The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES:

The fund seeks to achieve its objective by investing primarily in a combination of exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.

QS Investors, LLC (the “sub-adviser”), the fund’s sub-adviser, is responsible for implementation of the fund’s overall asset allocation and the “Dynamic Risk Management” strategy described below. Western Asset Management Company (“Western Asset”), the fund’s sub-sub-adviser, is responsible for the fund’s “Event Risk Management” strategy described below and manages the fund’s cash and short-term instruments.

The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a broad range of asset classes and investment styles and focuses, combined with multiple layers of risk management strategies. The underlying equity ETFs may include large, mid and small cap

ETFs, growth and value-oriented ETFs, international ETFs, and ETFs that are based on equity indexes. The underlying long-term fixed income ETFs may include ETFs that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk bonds”) and ETFs that are based on fixed income indexes.

The fund generally seeks to maintain a certain target allocation for long-term investments (the “Target Allocation”). The fund’s current Target Allocation is 70% in equity and 30% in fixed income securities. However, the sub-adviser may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, the sub-adviser will examine relative values and prospects among the underlying ETFs’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. The fund’s tactical overweights or underweights may range from 60% of its net assets in equity ETFs and 40% of its net assets in long-term fixed income ETFs to 75% of its net assets in equity ETFs and 25% of its net assets in long-term fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.

The sub-adviser will employ the Dynamic Risk Management strategy and, in its discretion, may adjust the fund’s asset mix as often as intra-day and may vary the fund’s allocation substantially from the Target Allocation. Western Asset will implement the Event Risk Management strategy in an effort to lessen the impact to the fund of steep market declines. As result, the fund’s asset mix may be significantly different than the Target Allocation.

In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.

Risk Management

The sub-adviser and Western Asset will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.

Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as intra-day, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity ETFs and long-term fixed income ETFs in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets.

In response to certain levels of negative fund performance, the sub-adviser may increase the fund’s exposure to short-term defensive instruments (“derisking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, the sub-adviser anticipates that it will sell shares of equity and longer-term fixed-income ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. In response to certain levels of positive fund performance, the fund may purchase equity and longer-term fixed-income ETFs or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management. If the sub-adviser determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity and longer-term fixed income ETFs in accordance with the fund’s Target Allocation.

Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.

The fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s NAV could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s NAV could increase even if the broader markets fall in value.

Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.

ADDITIONAL PRINCIPAL RISKS

• Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the fund holds in equity and longer-term fixed income ETFs and, as a result, may be more concentrated in shorter-term defensive instruments. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses. There is no guarantee that the Dynamic Risk Management strategy will work as intended and shareholders should evaluate their ability to invest for the long term, especially during periods of downturn in the market.

• Event Risk Management. The Event Risk Management strategy may involve entering into transactions involving options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work and shareholders should evaluate their ability to invest for the long term, especially during periods of downturn in the market.

PERFORMANCE

The primary benchmark of the fund is the Russell 3000 Index. The secondary benchmark of the fund is the QS Legg Mason Dynamic Multi-Strategy Benchmark, which is comprised of the following: Russell 1000 Total Return Index, 50%; Barclays Global Aggregate ex USD Total Return Index, 15%; Barclays US Aggregate Bond Index, 15%; MSCI ACWI ex US, 10%; and the Russell 2000 Total Return Index, 10%.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
Y. Wayne Lin	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with QS Investors, LLC since 2014; Portfolio Manager with Legg Mason Global Asset Allocation, LLC 2005-2014
Thomas Picciochi	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with QS Investors, LLC since 2010
Ellen Tesler	QS Investors, LLC	Portfolio Manager of the fund since 2015; Portfolio Manager with QS Investors, LLC since 2010
S. Kenneth Leech	Western Asset Management Company	Portfolio Manager of the fund since 2015; Co-Chief Investment Officer with Western Asset Management Company since 1990
Prashant Chandran	Western Asset Management Company	Portfolio Manager of the fund since 2015; Global Head of Derivatives at Western Asset Management Company; Employed by Western Asset Management Company since 2005

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Investors Should Retain this Supplement for Future Reference

March 18, 2015